                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1999, in Amendment No. 4 to the Registration Statement Form S-1, Registration Statement No. 333-76877, and related Prospectus of Williams Communications Group, Inc. for the registration of its senior notes.


                                              /s/ DELOITTE & TOUCHE LLP
                                        ----------------------------------------
                                                 DELOITTE & TOUCHE LLP

Toronto, Ontario

July 29, 1999